UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 2, 2007 (August 10, 2007)
HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Maryland	001-13417	13-3950486

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Metroplex Drive, Suite 100, Edison, New Jersey 08817
 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code (732) 548-0101
N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In its Current Report on Form 8-K (the “Original 8-K”) filed on August 16, 2007, Hanover Capital Mortgage Holdings, Inc. (the “Company”) reported that on August 10, 2007 it had entered into a Master Repurchase Agreement (the “Master Agreement”) and related Annex I thereto (“Annex I” and, together with the “Master Agreement,” the “MRA”) with RCG PB, Ltd (“Ramius”), an affiliate of Ramius Capital Group, LLC, in connection with a repurchase transaction with respect to the Company’s portfolio of subordinate mortgage-backed securities.

On October 3, 2007, the Company entered into an Amended and Restated Annex I to the Master Agreement (the “Amended Annex I”) with Ramius. The Amended Annex I amends Annex I to provide specifically that Ramius may sell the securities subject to the MRA and may satisfy its redelivery obligation by delivering substantially similar securities instead of the specific securities sold to it by the Company under the MRA. All of the other material terms of the MRA described in the Original 8-K remain in effect under the Master Agreement and the Amended Annex I.

A copy of the Master Agreement and Amended Annex I thereto is attached as Exhibit 10.38.10 hereto and incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION
ITEM 2.03. CREATION OF FINANCIAL OBLIGATIONS OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01 above, which is incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

10.38.10
Master Repurchase Agreement, dated as of August 10, 2007, and Amended and Restated Annex I thereto, dated as of October 2, 2007, between RCG, Ltd, as Buyer, and Hanover Capital Mortgage Holdings, Inc., as Seller.

[signature on following page]

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
Date: October 5, 2007	By:	/s/ Harold F. McElraft
Harold F. McElraft, Chief Financial
Officer and Treasurer

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INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

Exhibit 10.38.10
Master Repurchase Agreement, dated as of August 10, 2007, and Amended and Restated Annex I thereto, dated as of October 2, 2007, between RCG, Ltd, as Buyer, and Hanover Capital Mortgage Holdings, Inc., as Seller.